                                                                    EXHIBIT 99.8

                                             COMPUTATIONAL MATERIALS FOR
                                             FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)                         SERIES 2005-FF6
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF6

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.

                                    TRUSTEE

                                  MAY 11, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                             COMPUTATIONAL MATERIALS FOR
                                             FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)                         SERIES 2005-FF6
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                IO ONLY FICO BUCKET
                                                                -------------------
                                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      DEAL SIZE                        -----------------------------------------------------------------------------
            -------------------------------  WA LOAN                                                      REFI
TYPE        # LOANS      BALANCE        %    BALANCE    WAC   FICO    %LTV    % DTI   PRIMARY   SF/PUD  CACHOUT   FULL DOC  LTV =>80
----        -------      -------        -    -------    ---   ----    ----    -----   -------   ------  -------   --------  --------
NA                                    0.00%
=<500                                 0.00%
>500 =<520                            0.00%
>520 =<540       11     2,324,400     0.33%   211,309  7.89%    540   78.65%  43.52%  100.00%   56.56%    76.62%   100.00%    40.78%
>540 =<560       98    21,353,202     3.06%   217,890  7.62%    552   77.63%  44.55%  100.00%   91.19%    69.00%    99.45%    38.42%
>560 =<580      175    37,882,737     5.44%   216,473  7.30%    570   79.37%  42.99%   98.35%   94.65%    72.57%    98.88%    45.51%
>580 =<600      127    31,174,798     4.47%   245,471  7.31%    592   84.87%  44.85%   98.85%   89.47%    49.87%    99.63%    71.20%
>600 =<620      370    79,665,881    11.43%   215,313  6.71%    610   81.94%  49.31%   98.62%   90.12%    27.90%    97.61%    31.02%
>620 =<640      415   100,838,368    14.47%   242,984  6.68%    630   83.10%  48.43%   99.23%   89.71%    26.16%    92.63%    29.28%
>640 =<660      443   121,239,525    17.40%   273,678  6.49%    650   83.77%  47.07%   96.60%   84.36%    25.00%    85.51%    36.00%
>660 =<680      303    86,271,123    12.38%   284,723  6.32%    670   82.20%  47.33%   93.54%   85.86%    18.53%    87.39%    23.95%
>680 =<700      259    80,576,934    11.56%   311,108  6.14%    690   82.27%  47.54%   95.58%   83.71%    20.16%    87.39%    23.18%
>700 =<750      321    96,826,819    13.89%   301,641  6.05%    720   82.51%  45.48%   92.30%   82.68%    14.18%    82.63%    24.06%
>750            112    38,735,247     5.56%   345,850  6.02%    770   82.67%  45.80%   97.11%   86.39%    12.46%    71.18%    27.43%
              -----   -----------   ------    -------  ----     ---   -----   -----    -----    -----     -----     -----     -----
TOTAL         2,634   696,889,033   100.00%   264,574  6.51%    656   82.46%  46.91%   96.46%   86.69%    27.16%    89.01%    31.53%
              =====   ===========   ======    =======  ====     ===   =====   =====    =====    =====     =====     =====     =====

                                                               IO ONLY PRINCIPAL BUCKET
                                                               ------------------------
                                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         DEAL SIZE                      ----------------------------------------------------------------------------
             ------------------------------  WA LOAN                                                     REFI
UPB          # LOANS       BALANCE      %     BALANCE    WAC   FICO    %LTV   % DTI   PRIMARY    SF/PUD  CACHOUT  FULL DOC  LTV =>80
---          -------       -------      -     -------    ---   ----    ----   -----   -------    ------  -------  --------  --------
=<50              10       442,429    0.06%    44,243   7.75%   615   79.03%  42.54%    82.92%   88.70%   33.90%   100.00%    47.64%
>50 =<75          61     4,012,349    0.58%    65,776   7.23%   640   81.14%  47.00%    83.31%   90.06%   14.35%    98.61%    34.08%
>75 =<100        171    15,478,105    2.22%    90,515   7.02%   635   82.60%  48.37%    92.28%   85.68%   19.97%    98.75%    28.50%
>100 =<500     2,106   498,802,097   71.58%   236,848   6.60%   649   83.04%  47.94%    95.54%   85.37%   28.92%    89.60%    36.54%
>500 =<600       153    83,892,736   12.04%   548,319   6.35%   670   82.82%  44.53%    99.40%   88.06%   26.29%    82.43%    24.90%
>600 =<700        83    54,037,334    7.75%   651,052   6.18%   678   81.00%  43.79%   100.00%   93.86%   24.46%    86.84%    16.81%
=>700             50    40,223,983    5.77%   804,480   5.97%   685   76.61%  42.71%   100.00%   90.63%   14.70%    93.55%     3.75%
               -----   -----------  ------    -------   ----    ---   -----   -----     -----    -----    -----     -----     -----
TOTAL          2,634   696,889,033  100.00%   264,574   6.51%   656   82.46%  46.91%    96.46%   86.69%   27.16%    89.01%    31.53%
               =====   ===========  ======    =======   ====    ===   =====   =====     =====    =====    =====     =====     =====

* IN $1,000

--------------------------
DEAL INFO
---------------------------------------
DEAL NAME                 FFML 2005-FF6
BLOOMBERG TICKER:         FFML 2005-FF6
ASSET CLASS:              Subprime
ISSUER:                   ML
TRUSTEE:                  Wells
LEAD MANAGER(S)           ML

MONTH:
  To Roll                 28
  Remaining Term          358
  Remaining IO Term       59

% INTEREST ONLY           63.17
---------------------------------------
Cells in red font are calculations and should be left alone.

Please put averages in gray cells at the bottom of each bucket.



MASTER SERVICER:
BACKUP SERVICER:
PRIMARY SERVICER (S):        % NAME      ORIGINATOR (S):        % NAME
                   1   100.00% Wilshire                1  100.00% FIRST FRANKLIN
                   2                                   2
                   3                                   3
                   4                                   4
                   5                                   5
                   6                                   6
                   7                                   7
                   8                                   8
                   9                                   9
                  10                                  10

Please fill out complete list of servicers and originators even if it is greater then ten

                                   FICO BUCKET

-------------------------------------------------------
                        DEAL SIZE
            ----------------------------------  WA LOAN
FICO        # LOANS        BALANCE        %     BALANCE
----------  -------  ----------------  -------  -------
NA                                       0.00%
=<500                                    0.00%
>500 =<520                               0.00%
>520 =<540      27       4,400,740.58    0.40%  162,990
>540 =<560     348      53,219,471.01    4.82%  152,930
>560 =<580     556      92,852,079.34    8.42%  167,000
>580 =<600     303      62,837,895.67    5.70%  207,386
>600 =<620     676     129,579,902.29   11.75%  191,686
>620 =<640     737     160,238,516.30   14.52%  217,420
>640 =<660     751     182,310,806.87   16.52%  242,757
>660 =<680     488     121,127,170.60   10.98%  248,211
>680 =<700     399     110,973,109.77   10.06%  278,128
>700 =<750     474     133,341,789.66   12.09%  281,312
>750           171      52,390,688.77    4.75%  306,378
            -------  ----------------  -------  -------
TOTAL        4,930   1,103,272,170.86  100.00%  223,787
            =======  ================  =======  =======

FICO MEAN:      647           MEDIAN:     635
            -------                    -------


------------------------------------------------------------------------------------------------------
                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            ------------------------------------------------------------------------------------------
FICO         WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY   MI%
----------  -----  ----  ------  ------  -------  ------  ------------  --------  -------------  -----
NA
=<500
>500 =<520
>520 =<540  7.78%  540   78.62%  44.19%  100.00%  72.15%     74.02%      85.53%       52.82%     0.00%
>540 =<560  7.66%  551   76.84%  41.46%  100.00%  94.14%     71.72%      83.12%       40.12%     0.00%
>560 =<580  7.37%  570   79.25%  40.67%   98.97%  94.41%     72.61%      76.97%       40.80%     0.00%
>580 =<600  7.21%  592   83.13%  42.75%   99.18%  89.16%     65.71%      61.95%       49.61%     0.00%
>600 =<620  6.95%  610   84.07%  45.56%   98.78%  91.39%     44.27%      75.20%       61.48%     0.00%
>620 =<640  6.80%  630   84.18%  45.86%   99.42%  90.65%     42.77%      68.93%       62.93%     0.00%
>640 =<660  6.60%  650   84.53%  45.07%   97.44%  86.97%     41.72%      65.37%       66.50%     0.00%
>660 =<680  6.43%  670   83.01%  44.97%   95.24%  87.03%     32.35%      67.61%       71.22%     0.00%
>680 =<700  6.25%  690   83.50%  45.67%   96.38%  83.91%     34.01%      70.46%       72.61%     0.00%
>700 =<750  6.15%  719   83.28%  44.20%   93.16%  84.62%     25.58%      69.84%       72.62%     0.00%
>750        6.13%  770   83.34%  44.55%   94.16%  87.50%     19.02%      62.91%       73.94%     0.00%
            -----  ----  ------  ------  -------  ------  ------------  --------  -------------  -----
TOTAL       6.69%  647   83.03%  44.48%   97.22%  88.50%     42.88%      69.94%       63.17%     0.00%
            =====  ====  ======  ======  =======  ======  ============  ========  =============  =====

STANDARD
DEVIATION:       54.86
                 -----

                                   LTV BUCKET

                             DEAL SIZE
                  -------------------------------  WA LOAN
LTV               # LOANS      BALANCE        %    BALANCE
----------------  -------  -------------  -------  -------
=<50                  91      12,866,957    1.17%  141,395
>50 =<55              30       4,787,399    0.43%  159,580
>55 =<60              51      10,704,243    0.97%  209,887
>60 =<65              73      18,764,840    1.70%  257,053
>65 =<70             146      31,915,888    2.89%  218,602
>70 =<75             223      56,616,946    5.13%  253,888
>75 =<80           2,014     507,049,346   45.96%  251,762
>80 =<85             470      94,664,354    8.58%  201,414
>85 =<90             828     179,561,018   16.28%  216,861
>90 =<95             476      93,133,836    8.44%  195,659
>95 <100               8       1,783,773    0.16%  222,972
=>100                520      91,423,571    8.29%  175,815
                  -------  -------------  -------  -------
TOTAL              4,930   1,103,272,171  100.00%  223,787
                  =======  =============  =======  =======

       LTV MEAN:   83.03           CLTV:   89.93
                  -------                 -------


                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                 --------------------------------------------------------------------------------------------
LTV               WAC   FICO   %LTV    % DTI   PRIMARY   SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY   MI%
---------------  -----  ----  -------  ------  -------  -------  ------------  --------  -------------  -----
=<50             6.54%   628   40.07%  39.84%   97.47%   89.08%     78.01%      52.06%       28.59%     0.00%
>50 =<55         6.75%   585   52.78%  42.47%  100.00%  100.00%     95.72%      51.54%       21.20%     0.00%
>55 =<60         6.64%   617   57.97%  40.41%   97.07%   87.60%     82.14%      55.47%       31.16%     0.00%
>60 =<65         6.41%   623   63.61%  41.30%  100.00%   92.07%     76.97%      46.39%       44.29%     0.00%
>65 =<70         6.51%   622   68.75%  39.91%   97.67%   91.40%     76.14%      62.98%       47.29%     0.00%
>70 =<75         6.64%   628   73.84%  41.00%   96.50%   91.22%     77.21%      64.03%       47.37%     0.00%
>75 =<80         6.23%   660   79.80%  47.21%   98.94%   87.23%     23.44%      88.68%       82.61%     0.00%
>80 =<85         7.01%   610   84.20%  42.50%   96.30%   88.04%     72.29%      64.11%       48.72%     0.00%
>85 =<90         7.12%   635   89.54%  42.03%   91.01%   89.43%     58.98%      54.35%       54.69%     0.00%
>90 =<95         7.26%   655   94.64%  42.76%   98.78%   89.31%     60.44%      44.56%       35.00%     0.00%
>95 <100         7.49%   663   99.39%  44.85%  100.00%  100.00%     36.25%      24.34%       40.79%     0.00%
=>100            7.71%   668  100.00%  43.62%   98.78%   89.13%     18.73%      45.55%       46.05%     0.00%
                 -----  ----  -------  ------  -------  -------  ------------  --------  -------------  -----
TOTAL            6.69%   647   83.03%  44.48%   97.22%   88.50%     42.88%      69.94%       63.17%     0.00%
                 =====  ====  =======  ======  =======  =======  ============  ========  =============  =====

STANDARD DEVIATION:    10.96         LTV =80:   36.60                 % SILENT SECONDS:      36.87
                       -----                   -------                                   -------------

                                   DTI BUCKET

                             DEAL SIZE
                  -------------------------------  WA LOAN
DTI               # LOANS      BALANCE        %    BALANCE
----------------  -------  -------------  -------  -------
=<20                 155      30,210,122    2.74%  194,904
>20 =<25             165      27,387,512    2.48%  165,985
>25 =<30             290      57,251,251    5.19%  197,418
>30 =<35             422      83,369,903    7.56%  197,559
>35 =<40             585     123,731,210   11.21%  211,506
>40 =<45             687     155,895,558   14.13%  226,922
>45 =<50             965     241,162,478   21.86%  249,909
>50 =<55           1,661     384,264,136   34.83%  231,345
>55 =<60                                    0.00%
>60                                         0.00%
                  -------  -------------  -------  -------
TOTAL              4,930   1,103,272,171  100.00%  223,787
                  =======  =============  =======  =======

DTI MEAN:          44.48         MEDIAN:    46.00
                  -------                 -------

                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -------------------------------------------------------------------------------------
DTI                 WAC  FICO   %LTV    % DTI   PRIMARY   SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
----------------  -----  ----  -------  ------  -------  -------  ------------  --------  -------------
=<20              6.55%   654   79.37%  14.51%   98.86%   94.37%     54.25%      70.99%       51.78%
>20 =<25          6.96%   627   82.70%  23.24%   94.63%   93.08%     55.09%      60.71%       36.15%
>25 =<30          6.80%   637   81.51%  28.07%   95.44%   92.94%     64.71%      55.56%       40.55%
>30 =<35          6.95%   638   83.43%  33.22%   96.63%   90.28%     58.05%      61.89%       42.03%
>35 =<40          6.91%   645   83.97%  38.27%   96.70%   90.28%     55.63%      56.88%       45.02%
>40 =<45          6.86%   645   84.74%  43.14%   97.93%   88.38%     51.62%      54.86%       46.15%
>45 =<50          6.87%   649   84.98%  48.17%   97.97%   88.68%     44.71%      59.27%       62.74%
>50 =<55          6.37%   653   81.25%  53.47%   97.09%   86.03%     25.78%      91.43%       86.95%
>55 =<60
>60
                  -----  ----  -------  ------  -------  -------  ------------  --------  -------------
TOTAL             6.69%   647   83.03%  44.48%   97.22%   88.50%     42.88%      69.94%       63.17%
                  =====  ====  =======  ======  =======  =======  ============  ========  =============

    STANDARD DEVIATION:  10.23
                         -----

                                 PURPOSE BUCKET

                             DEAL SIZE
                  -------------------------------  WA LOAN
PURPOSE           # LOANS      BALANCE        %    BALANCE
----------------  -------  -------------  -------  -------
PURCHASE           2,433     584,467,528   52.98%  114,089
REFI (CASH OUT)    2,232     473,101,797   42.88%  162,264
REFI (NO CASH)                              0.00%
REFI (RATE TERM)     265      45,702,846    4.14%  172,464
CONSOLIDATION                               0.00%
OTHER
                  -------  -------------  -------  -------
TOTAL              4,930   1,103,272,171  100.00%  223,787
                  =======  =============  =======  =======

                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -------------------------------------------------------------------------------------
PURPOSE            WAC   FICO   %LTV    % DTI   PRIMARY   SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
----------------  -----  ----  -------  ------  -------  -------  ------------  --------  -------------
PURCHASE          7.52%   632   84.66%  41.98%   97.75%   89.75%                 50.82%       23.45%
REFI (CASH OUT)   7.10%   599   81.39%  40.60%   97.82%   90.53%    100.00%      65.53%       23.00%
REFI (NO CASH)
REFI (RATE TERM)  6.98%   627   82.22%  42.40%   99.43%   97.78%                 58.08%       39.76%
CONSOLIDATION
OTHER
                  -----  ----  -------  ------  -------  -------  ------------  --------  -------------
TOTAL             6.69%   647   83.03%  44.48%   97.22%   88.50%     42.88%      69.94%       63.17%
                  -----  ----  -------  ------  -------  -------  ------------  --------  -------------

                                OCCUPANCY BUCKET

                               DEAL SIZE
                    -------------------------------   WA LOAN
OCC TYPE            # LOANS      BALANCE       %      BALANCE
------------------  -------  -------------  -------  --------
PRIMARY (OOC)        4,750   1,072,648,547   97.22%   225,821
INVESTMENT             142      23,455,587    2.13%   165,180
2ND / VACATION          38       7,168,036    0.65%   188,633
RENTAL                                        0.00%
OTHER                                         0.00%
                    -------  -------------  -------  --------
TOTAL                4,930   1,103,272,171  100.00%   223,787
                    =======  =============  =======  ========

                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    ------------------------------------------------------------------------------------
OCC TYPE             WAC   FICO   %LTV   % DTI   PRIMARY   SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  -----  ----  ------  ------  -------  -------  ------------  --------  -------------
PRIMARY (OOC)       6.68%   646  82.95%  44.51%  100.00%   88.65%      43.57%     69.31%       62.67%
INVESTMENT          7.07%   686  84.54%  43.49%    0.00%   79.64%      20.49%     95.21%       89.52%
2ND / VACATION      7.08%   686  89.21%  43.66%    0.00%   94.99%      12.54%     81.73%       51.43%
RENTAL
OTHER
                    -----  ----  ------  ------  -------  -------  ------------  --------  -------------
TOTAL               6.69%   647  83.03%  44.48%   97.22%   88.50%      42.88%     69.94%       63.17%
                    =====  ====  ======  ======  =======  =======  ============  ========  =============

                              DOCUMENTATION BUCKET

                               DEAL SIZE
                    -------------------------------   WA LOAN
DOC TYPE            # LOANS      BALANCE       %      BALANCE
------------------  -------  -------------  -------  --------
FULL                 3,379     771,645,362   69.94%   228,365
STATED                 271      88,291,083    8.00%   325,797
LIMITED                 37       8,417,606    0.76%   227,503
NO INCOME VERIFIER   1,243     234,918,121   21.29%   188,993
                                              0.00%
                                              0.00%
                                              0.00%
                                              0.00%
                                              0.00%
                    -------  -------------  -------  --------
TOTAL                4,930   1,103,272,171  100.00%   223,787
                    =======  =============  =======  ========

                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    ------------------------------------------------------------------------------------
DOC TYPE             WAC   FICO   %LTV   % DTI   PRIMARY   SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  -----  ----  ------  ------  -------  -------  ------------  --------  -------------
FULL                6.61%   645  82.00%  45.84%   96.35%   88.57%      31.66%                  80.39%
STATED              7.02%   687  90.93%  43.87%  100.00%   85.57%      21.06%                  80.69%
LIMITED             6.92%   638  83.63%  42.38%   98.99%   92.15%      48.19%                  63.28%
NO INCOME VERIFIER  6.84%   640  83.43%  40.33%   99.00%   89.25%      87.75%                   0.00%





                    -----  ----  ------  ------  -------  -------  ------------  --------  -------------
TOTAL               6.69%   647  83.03%  44.48%   97.22%   88.50%      42.88%     69.94%       63.17%
                    =====  ====  ======  ======  =======  =======  ============  ========  =============

                                 PROPERTY BUCKET

                               DEAL SIZE
                    -------------------------------   WA LOAN
PROPERTY TYPE       # LOANS      BALANCE       %      BALANCE
------------------  -------  -------------  -------  --------
SINGLE FAMILY        3,609     758,530,750   68.75%   210,178
PUD                    799     217,871,582   19.75%   272,680
2-4 UNIT               156      43,777,452    3.97%   280,625
CONDO                  366      83,092,386    7.53%   227,028
TOWNHOUSE                                     0.00%
MH                                            0.00%
OTHER                                         0.00%
                    -------  -------------  -------  --------
TOTAL                4,930   1,103,272,171  100.00%   223,787
                    =======  =============  =======  ========

                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    ------------------------------------------------------------------------------------
PROPERTY TYPE        WAC   FICO   %LTV   % DTI   PRIMARY   SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  -----  ----  ------  ------  -------  -------  ------------  --------  -------------
SINGLE FAMILY       6.75%   643  83.11%  43.98%   97.72%  100.00%      48.38%     66.93%       57.56%
PUD                 6.53%   657  82.67%  45.10%   96.24%  100.00%      27.88%     80.65%       76.89%
2-4 UNIT            6.69%   661  83.47%  45.22%   93.49%    0.00%      46.70%     58.91%       58.88%
CONDO               6.61%   661  83.00%  47.07%   97.25%    0.00%      30.05%     75.14%       80.62%
TOWNHOUSE
MH
OTHER
                    -----  ----  ------  ------  -------  -------  ------------  --------  -------------
TOTAL               6.69%   647  83.03%  44.48%   97.22%   88.50%      42.88%     69.94%       63.17%
                    =====  ====  ======  ======  =======  =======  ============  ========  =============

                                PRINCIPAL BUCKET

                                DEAL SIZE
                    -------------------------------   WA LOAN
UPB                 # LOANS     BALANCE        %      BALANCE
------------------  -------  -------------  -------  ---------
=<50                    115      4,755,287    0.43%     41,350
>50 =<75                335     21,350,305    1.94%     63,732
>75 =<100               473     42,048,477    3.81%     88,897
>100 =<125              534     60,905,619    5.52%    114,055
>125 =<150              570     78,576,741    7.12%    137,854
>150 =<200              830    145,034,479   13.15%    174,740
>200 =<250              539    120,675,155   10.94%    223,887
>250 =<300              411    112,488,568   10.20%    273,695
>300 =<350              291     94,337,264    8.55%    324,183
>350 =<400              214     80,459,180    7.29%    375,977
>400 =<450              136     57,647,408    5.23%    423,878
>450 =<500               99     47,012,921    4.26%    474,878
>500 =<600              214    117,414,679   10.64%    548,667
>600 =<700              103     67,305,227    6.10%    653,449
=>700                    66     53,260,862    4.83%    806,983
                    -------  -------------  -------  ---------
TOTAL                 4,930  1,103,272,171  100.00%    223,787
                    =======  =============  =======  =========
                        MIN         19,419      MAX  1,190,000




                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
UPB                  WAC    FICO    %LTV   % DTI  PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
=<50                8.020%  601   80.40%  34.59%   94.91%  89.18%       36.60%     78.38%        9.30%
>50 =<75            7.722%  615   83.39%  39.30%   95.21%  93.81%       41.41%     76.81%       18.79%
>75 =<100           7.304%  624   83.87%  41.80%   95.09%  91.47%       44.40%     69.15%       36.81%
>100 =<125          7.055%  631   83.17%  43.45%   95.46%  90.06%       46.62%     67.63%       47.49%
>125 =<150          7.061%  634   84.84%  43.08%   95.79%  90.81%       47.08%     64.61%       46.98%
>150 =<200          6.886%  636   83.80%  44.31%   96.00%  91.27%       52.34%     63.71%       52.82%
>200 =<250          6.792%  636   83.62%  45.19%   95.34%  91.47%       50.82%     66.07%       59.76%
>250 =<300          6.683%  644   83.42%  46.12%   97.16%  85.21%       46.30%     67.93%       69.41%
>300 =<350          6.617%  649   83.71%  46.79%   98.31%  82.56%       38.53%     71.45%       71.79%
>350 =<400          6.555%  654   83.02%  46.51%   97.16%  79.43%       44.80%     66.69%       72.42%
>400 =<450          6.632%  647   84.48%  45.69%   97.84%  83.13%       41.96%     64.69%       75.78%
>450 =<500          6.463%  660   84.76%  46.33%   99.04%  87.02%       38.30%     68.46%       77.62%
>500 =<600          6.377%  669   81.93%  43.50%   99.12%  90.48%       36.14%     73.49%       71.45%
>600 =<700          6.180%  677   80.70%  42.81%  100.00%  94.11%       30.36%     85.61%       80.29%
=>700               5.981%  681   76.38%  42.43%  100.00%  91.35%       21.98%     89.16%       75.52%
                    ------  ----  ------  ------  -------  -------  ------------  --------  -------------
TOTAL                6.69%  647   83.03%  44.48%   97.22%  88.50%       42.88%     69.94%       63.17%
                    ======  ====  ======  ======  =======  =======  ============  ========  =============

* IN $1,000

                          STATE CONCENTRATION BUCKET*

                               DEAL SIZE
                    -------------------------------  WA LOAN
STATE*              # LOANS     BALANCE        %     BALANCE
------------------  -------  -------------  -------  --------
CALIFORNIA            1,282    459,332,363   41.63%  358,294
FLORIDA                 373     70,620,104    6.40%  189,330
ILLINOIS                335     64,619,407    5.86%  192,894
MICHIGAN                318     48,294,072    4.38%  151,868
TEXAS                   272     38,782,077    3.52%  142,581
NEW YORK                110     33,878,952    3.07%  307,990
MINNESOTA               180     32,917,960    2.98%  182,878
OHIO                    233     29,713,502    2.69%  127,526
MARYLAND                102     24,822,256    2.25%  243,355
GEORGIA                 143     23,388,459    2.12%  163,556
NEVADA                   91     23,348,117    2.12%  256,573
WASHINGTON              111     22,354,181    2.03%  201,389
NEW JERSEY               80     20,854,256    1.89%  260,678
COLORADO                 89     19,169,785    1.74%  215,391
NORTH CAROLINA          123     18,334,822    1.66%  149,064
OTHER                 1,088    172,841,857   15.67%  158,862
                    -------  -------------  -------  --------
TOTAL                 4,930  1,103,272,171  100.00%  223,787
                    =======  =============  =======  ========

                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
STATE*                WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
CALIFORNIA           6.33%   658  80.79%  45.70%   97.87%  86.89%      35.35%      77.83%       81.49%
FLORIDA              7.03%   646  84.53%  44.21%   93.13%  89.67%      31.03%      73.32%       66.07%
ILLINOIS             7.05%   641  85.96%  42.94%   98.04%  79.89%      73.90%      36.29%       28.89%
MICHIGAN             6.98%   633  88.54%  42.86%   99.13%  90.11%      64.65%      42.17%       29.90%
TEXAS                7.12%   636  80.78%  39.59%   98.07%  98.72%      48.91%      52.60%       16.58%
NEW YORK             6.81%   648  84.73%  43.05%   98.76%  64.53%      52.98%      49.22%       37.31%
MINNESOTA            6.80%   638  85.08%  42.64%   92.95%  92.08%      56.95%      70.53%       56.84%
OHIO                 7.08%   636  87.70%  43.04%   98.43%  93.13%      53.51%      59.70%       38.04%
MARYLAND             6.76%   648  81.30%  46.45%   97.53%  96.67%      41.86%      80.04%       76.36%
GEORGIA              6.93%   645  85.07%  46.10%   95.63%  97.35%      28.51%      82.73%       67.20%
NEVADA               6.77%   641  80.09%  44.68%   93.17%  94.54%      46.87%      78.98%       79.17%
WASHINGTON           6.64%   646  83.10%  45.54%   97.43%  90.22%      44.04%      69.00%       66.47%
NEW JERSEY           6.88%   633  83.07%  42.21%   98.09%  71.69%      64.71%      48.22%       32.40%
COLORADO             6.67%   640  82.98%  47.71%   98.83%  92.60%      41.37%      88.46%       86.31%
NORTH CAROLINA       6.99%   644  85.40%  41.42%   92.43%  99.66%      22.73%      87.04%       70.77%
OTHER                7.02%   637  84.80%  43.94%   97.36%  92.98%      43.29%      72.02%       51.73%
                    ------  ----  ------  ------  -------  -------  ------------  --------  -------------
TOTAL                6.69%   647  83.03%  44.48%   97.22%  88.50%      42.88%      69.94%       63.17%
                    ======  ====  ======  ======  =======  =======  ============  ========  =============

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
* Separate California into North and South if possible.

                               DEAL SIZE
CALIFORNIA          -------------------------------  WA LOAN
BREAKDOWN           # LOANS     BALANCE        %     BALANCE
------------------  -------  -------------  -------  -------
CA NORTH                386    136,254,076   29.66%  352,990
CA SOUTH                896    323,078,287   70.34%  360,578
                    -------  -------------  -------  -------
                      1,282    459,332,363  100.00%  358,294
                    =======  =============  =======  =======

                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
CALIFORNIA          -------------------------------------------------------------------------------------
BREAKDOWN             WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
CA NORTH             6.34%   654  82.00%  46.52%   97.23%  92.77%      35.84%      78.85%       86.62%
CA SOUTH             6.32%   660  80.28%  45.35%   98.15%  84.41%      35.14%      77.40%       79.33%
                    ------  ----  ------  ------  -------  -------  ------------  --------  -------------
                     6.33%   658  80.79%  45.70%   97.87%  86.89%      35.35%      77.83%       81.49%
                    ======  ====  ======  ======  =======  =======  ============  ========  =============

                          STATE CONCENTRATION BUCKET*

                               DEAL SIZE
                    -------------------------------  WA LOAN
STATE*              # LOANS     BALANCE        %     BALANCE
------------------  -------  -------------  -------  --------
CALIFORNIA            1,282    459,332,363   41.63%  358,294
FLORIDA                 373     70,620,104    6.40%  189,330
ILLINOIS                335     64,619,407    5.86%  192,894
MICHIGAN                318     48,294,072    4.38%  151,868
TEXAS                   272     38,782,077    3.52%  142,581
NEW YORK                110     33,878,952    3.07%  307,990
MINNESOTA               180     32,917,960    2.98%  182,878
OHIO                    233     29,713,502    2.69%  127,526
MARYLAND                102     24,822,256    2.25%  243,355
GEORGIA                 143     23,388,459    2.12%  163,556
NEVADA                   91     23,348,117    2.12%  256,573
WASHINGTON              111     22,354,181    2.03%  201,389
NEW JERSEY               80     20,854,256    1.89%  260,678
COLORADO                 89     19,169,785    1.74%  215,391
NORTH CAROLINA          123     18,334,822    1.66%  149,064
OTHER                 1,088    172,841,857   15.67%  158,862
                    -------  -------------  -------  --------
TOTAL                 4,930  1,103,272,171  100.00%  223,787
                    -------  -------------  -------  --------

                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
STATE*                WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
CALIFORNIA           6.33%   658  80.79%  45.70%   97.87%  86.89%      35.35%      77.83%       81.49%
FLORIDA              7.03%   646  84.53%  44.21%   93.13%  89.67%      31.03%      73.32%       66.07%
ILLINOIS             7.05%   641  85.96%  42.94%   98.04%  79.89%      73.90%      36.29%       28.89%
MICHIGAN             6.98%   633  88.54%  42.86%   99.13%  90.11%      64.65%      42.17%       29.90%
TEXAS                7.12%   636  80.78%  39.59%   98.07%  98.72%      48.91%      52.60%       16.58%
NEW YORK             6.81%   648  84.73%  43.05%   98.76%  64.53%      52.98%      49.22%       37.31%
MINNESOTA            6.80%   638  85.08%  42.64%   92.95%  92.08%      56.95%      70.53%       56.84%
OHIO                 7.08%   636  87.70%  43.04%   98.43%  93.13%      53.51%      59.70%       38.04%
MARYLAND             6.76%   648  81.30%  46.45%   97.53%  96.67%      41.86%      80.04%       76.36%
GEORGIA              6.93%   645  85.07%  46.10%   95.63%  97.35%      28.51%      82.73%       67.20%
NEVADA               6.77%   641  80.09%  44.68%   93.17%  94.54%      46.87%      78.98%       79.17%
WASHINGTON           6.64%   646  83.10%  45.54%   97.43%  90.22%      44.04%      69.00%       66.47%
NEW JERSEY           6.88%   633  83.07%  42.21%   98.09%  71.69%      64.71%      48.22%       32.40%
COLORADO             6.67%   640  82.98%  47.71%   98.83%  92.60%      41.37%      88.46%       86.31%
NORTH CAROLINA       6.99%   644  85.40%  41.42%   92.43%  99.66%      22.73%      87.04%       70.77%
OTHER                7.02%   637  84.80%  43.94%   97.36%  92.98%      43.29%      72.02%       51.73%
                    ------  ----  ------  ------  -------  -------  ------------  --------  -------------
TOTAL                6.69%   647  83.03%  44.48%   97.22%  88.50%      42.88%      69.94%       63.17%
                    ------  ----  ------  ------  -------  -------  ------------  --------  -------------

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
* Separate California into North and South if possible.

                               DEAL SIZE
CALIFORNIA          -------------------------------  WA LOAN
BREAKDOWN           # LOANS     BALANCE        %     BALANCE
------------------  -------  -------------  -------  -------
CA NORTH                386    136,254,076   29.66%  352,990
CA SOUTH                896    323,078,287   70.34%  360,578
                    -------  -------------  -------  -------
                      1,282    459,332,363  100.00%  358,294
                    -------  -------------  -------  -------

                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
CALIFORNIA          -------------------------------------------------------------------------------------
BREAKDOWN             WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
CA NORTH             6.34%   654  82.00%  46.52%   97.23%  92.77%      35.84%      78.85%       86.62%
CA SOUTH             6.32%   660  80.28%  45.35%   98.15%  84.41%      35.14%      77.40%       79.33%
                    ------  ----  ------  ------  -------  -------  ------------  --------  -------------
                     6.33%   658  80.79%  45.70%   97.87%  86.89%      35.35%      77.83%       81.49%
                    ------  ----  ------  ------  -------  -------  ------------  --------  -------------

                              FIXED / FLOATING (II)

                               DEAL SIZE
                    -------------------------------  WA LOAN
TYPE                # LOANS     BALANCE        %     BALANCE
------------------  -------  -------------  -------  -------
FIXED                   688    112,608,826   10.21%  163,676
2/28 LIBOR ARM        1,291    226,747,892   20.55%  175,637
3/27 LIBOR ARM          321     66,479,116    6.03%  207,100
5/25 LIBOR ARM           50     11,365,107    1.03%  227,302
2/28 LIBOR IO ARM     1,787    483,477,190   43.82%  270,552
3/27 LIBOR IO ARM       469    119,076,287   10.79%  253,894
5/25 LIBOR IO ARM       291     74,385,601    6.74%  255,621
OTHER                    33      9,132,151    0.83%  276,732
                      -----  -------------  ------   -------
TOTAL                 4,930  1,103,272,171  100.00%  223,787
                      =====  =============  ======   =======

                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
TYPE                 WAC    FICO   %LTV   % DTI   PRIMARY   SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
FIXED                7.01%   655  80.54%  40.19%   99.26%   93.17%      66.18%      41.55%       12.59%
2/28 LIBOR ARM       7.08%   624  85.78%  40.82%   98.39%   91.56%      68.62%      39.33%        0.00%
3/27 LIBOR ARM       6.87%   633  83.94%  39.13%   98.61%   90.11%      71.23%      37.86%        0.00%
5/25 LIBOR ARM       6.35%   658  77.30%  41.56%   99.27%   93.52%      63.99%      32.71%        0.00%
2/28 LIBOR IO ARM    6.58%   650  83.12%  47.74%   96.19%   86.60%      26.32%      87.98%      100.00%
3/27 LIBOR IO ARM    6.42%   659  82.56%  46.92%   95.77%   86.47%      29.86%      87.25%      100.00%
5/25 LIBOR IO ARM    6.18%   689  78.72%  42.27%   98.55%   85.69%      25.79%      96.29%      100.00%
OTHER                6.56%   635  82.17%  44.59%   93.63%   87.06%      69.88%      64.68%       63.18%
                     ----    ---  -----   -----    -----    -----       -----       -----       ------
TOTAL                6.69%   647  83.03%  44.48%   97.22%   88.50%      42.88%      69.94%       63.17%
                     ====    ===  =====   =====    =====    =====       =====       =====       ======

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE SEPARATE ROWS.

                                   LIEN BUCKET

                               DEAL SIZE
                    -------------------------------   WA LOAN
TYPE                # LOANS     BALANCE        %      BALANCE
------------------  -------  -------------  -------  ---------
FIRST                 4,930  1,103,272,171  100.00%   223,787
SECOND                                        0.00%
THIRD                                         0.00%
OTHER                                         0.00%
                      -----  -------------  ------    -------
TOTAL                 4,930  1,103,272,171  100.00%   223,787
                      =====  =============  ======    =======

                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
TYPE                 WAC    FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  -----   ----  ------  ------  -------  ------   ------------  --------  -------------
FIRST               6.69%    647  83.03%  44.48%   97.22%  88.50%       42.88%      69.94%       63.17%
SECOND
THIRD
OTHER
                    ----     ---  -----   -----    -----   -----       -----        -----        -----
TOTAL               6.69%    647  83.03%  44.48%   97.22%  88.50%       42.88%      69.94%       63.17%
                    ====     ===  =====   =====    =====   =====       =====        =====        =====


                                PREPAYMENT BUCKET

                               DEAL SIZE
                    -------------------------------   WA LOAN
TYPE                # LOANS     BALANCE        %      BALANCE
------------------  -------  -------------  -------  --------
NONE                    999    208,341,110   18.88%   208,550
1 YEAR                  241     73,905,942    6.70%   306,664
2 YEAR                2,244    514,662,975   46.65%   229,351
3 YEAR                1,446    306,362,144   27.77%   211,869
5 YEAR                                        0.00%
OTHER                                         0.00%
                      -----  -------------  ------    -------
TOTAL                 4,930  1,103,272,171  100.00%   223,787
                      =====  =============  ======    =======

                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
TYPE                 WAC    FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  ------   ------------  --------  -------------
NONE                6.97%   647   83.75%  42.86%   95.07%  85.21%       48.79%      59.08%       48.20%
1 YEAR              6.90%   652   82.24%  44.88%   94.88%  84.51%       42.76%      67.48%       73.23%
2 YEAR              6.65%   644   83.26%  45.45%   98.00%  89.40%       36.89%      75.03%       69.65%
3 YEAR              6.53%   652   82.33%  43.85%   97.95%  90.19%       48.96%      69.37%       60.03%
5 YEAR
OTHER
                    ----    ---   -----   -----    -----   -----        -----       -----        -----
TOTAL               6.69%   647   83.03%  44.48%   97.22%  88.50%       42.88%      69.94%       63.17%
                    ====    ===   =====   =====    =====   =====        =====       =====        =====

                                  INDEX BUCKET

                               DEAL SIZE
                    -------------------------------  WA LOAN
TYPE                # LOANS      BALANCE       %     BALANCE
------------------  -------  -------------  -------  --------
LIBOR - 6 MONTH       4,242    990,663,344   89.79%   233,537
LIBOR - 1 YEAR                                0.00%
TREASURY - 1 YEAR                             0.00%
CMT - 1 YEAR                                  0.00%
FIXED RATE              688    112,608,826   10.21%   163,676
                                              0.00%
                                              0.00%
OTHER                                         0.00%
                      -----  -------------  ------    -------
TOTAL                 4,930  1,103,272,171  100.00%   223,787
                      =====  =============  ======    =======

                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
TYPE                 WAC    FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
LIBOR - 6 MONTH     6.66%   647   83.31%  44.97%   96.99%  87.97%       40.23%      73.17%       68.91%
LIBOR - 1 YEAR
TREASURY - 1 YEAR
CMT - 1 YEAR
FIXED RATE          7.01%   655   80.54%  40.19%   99.26%  93.17%       66.18%      41.55%       12.59%



OTHER
                    ----    ---   -----  -----     -----   -----        -----       -----        -----
TOTAL               6.69%   647   83.03%  44.48%   97.22%  88.50%       42.88%      69.94%       63.17%
                    ====    ===   =====  =====     =====   =====        =====       =====        =====

LIST ALL RESET RATES

                           MORTGAGE RATE (WAC) BUCKET

                               DEAL SIZE
                    -------------------------------   WA LOAN
TYPE                # LOANS       BALANCE       %     BALANCE
------------------  -------  -------------  -------  --------
=> 5.00                  39     14,484,511    1.31%   371,398
>5.00 =<5.50            209     68,759,634    6.23%   328,993
>5.50 =<6.00            685    212,722,493   19.28%   310,544
>6.00 =<6.50            888    232,388,783   21.06%   261,699
>6.50 =<7.00          1,029    221,447,075   20.07%   215,206
>7.00 =<7.50            861    169,621,029   15.37%   197,005
>7.50 =<8.00            691    115,190,135   10.44%   166,701
>8.00 =<8.50            346     48,000,830    4.35%   138,731
>8.50 =<9.00            141     16,782,755    1.52%   119,027
>9.00 =<9.50             36      3,503,493    0.32%    97,319
>9.50 =<10.00             5        371,433    0.03%    74,287
>10.00 =<10.50                                0.00%
>10.50 =<11.00                                0.00%
>11.00 =<11.50                                0.00%
>11.50 =<12.00                                0.00%
>12.00 =<12.50                                0.00%
>12.50 =<13.00                                0.00%
>13.00                                        0.00%
                      -----  -------------  ------    -------
TOTAL                 4,930  1,103,272,171  100.00%   223,787
                      =====  =============  ======    =======

                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
TYPE                 WAC    FICO   %LTV   % DTI   PRIMARY   SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
=> 5.00              4.92%   724  77.64%  44.85%  100.00%   80.26%      14.72%      85.07%       75.80%
>5.00 =<5.50         5.39%   700  78.40%  47.16%   99.58%   89.22%      17.11%      88.36%       86.32%
>5.50 =<6.00         5.84%   676  78.59%  46.46%   99.25%   87.05%      30.83%      80.80%       77.89%
>6.00 =<6.50         6.33%   654  80.43%  45.49%   97.76%   88.05%      42.90%      71.45%       69.71%
>6.50 =<7.00         6.82%   638  82.98%  43.81%   97.04%   90.32%      52.80%      61.89%       58.12%
>7.00 =<7.50         7.32%   629  87.18%  42.84%   93.98%   87.91%      48.32%      61.08%       55.85%
>7.50 =<8.00         7.79%   614  89.31%  42.32%   94.75%   88.59%      53.98%      59.79%       41.07%
>8.00 =<8.50         8.30%   602  90.13%  42.19%   99.05%   92.25%      47.90%      74.06%       42.05%
>8.50 =<9.00         8.73%   592  91.61%  41.68%   98.71%   87.85%      44.51%      79.56%       38.77%
>9.00 =<9.50         9.28%   605  94.21%  41.57%   98.66%   87.40%      60.44%      55.62%       40.31%
>9.50 =<10.00        9.84%   583  87.47%  37.03%  100.00%  100.00%      70.95%      73.56%        0.00%
>10.00 =<10.50
>10.50 =<11.00
>11.00 =<11.50
>11.50 =<12.00
>12.00 =<12.50
>12.50 =<13.00
>13.00
                     ----    ---  -----   -----   -----     -----       -----       -----        -----
TOTAL                6.69%   647  83.03%  44.48%  97.22%    88.50%      42.88%      69.94%       63.17%
                     ====    ===  =====   =====   =====     =====       =====       =====        =====

                               MARGIN (WAM) BUCKET

                               DEAL SIZE
                    -------------------------------   WA LOAN
TYPE                # LOANS     BALANCE        %      BALANCE
------------------  -------  -------------  -------  --------
FIXED RATE                                    0.00%
>2.00 =<2.50            688    112,608,826   10.21%   163,676
>2.50 =<3.00              1         89,477    0.01%    89,477
>3.00 =<3.50              1        960,000    0.09%   960,000
>3.50 =<4.00              9      3,053,419    0.28%   339,269
>4.00 =<4.50              5      1,597,139    0.14%   319,428
>4.50 =<5.00            626    186,139,016   16.87%   297,347
>5.00 =<5.50          1,137    309,847,303   28.08%   272,513
>5.50 =<6.00          1,121    249,839,832   22.65%   222,872
>6.00 =<6.50            811    154,949,491   14.04%   191,060
>6.50 =<7.00            402     67,053,533    6.08%   166,800
>7.00 =<7.50            119     16,251,196    1.47%   136,565
>7.50 =<8.00             10        882,938    0.08%    88,294
>8.00 =<8.50                                  0.00%
>8.50 =<9.00                                  0.00%
>9.00 =<9.50                                  0.00%
>9.50 =<10.00                                 0.00%
>10.00 =<10.50                                0.00%
>10.50 =<11.00                                0.00%
>11.50 =<12.00                                0.00%
                                              0.00%
                                              0.00%
                      -----  -------------  ------    -------
TOTAL                 4,930  1,103,272,171  100.00%   223,787
                      =====  =============  ======    =======

                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -------------------------------------------------------------------------------------
TYPE                  WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC  INTEREST ONLY
------------------  ------  ----  ------  ------  -------  -------  ------------  --------  -------------
FIXED RATE
>2.00 =<2.50         7.01%   655  80.54%  40.19%   99.26%   93.17%       66.18%     41.55%       12.59%
>2.50 =<3.00         5.50%   763  40.00%  20.00%  100.00%  100.00%      100.00%    100.00%        0.00%
>3.00 =<3.50         5.38%   694  80.00%  45.00%  100.00%  100.00%        0.00%    100.00%      100.00%
>3.50 =<4.00         5.68%   696  79.50%  36.36%  100.00%   80.21%       45.15%     97.00%       54.47%
>4.00 =<4.50         5.96%   646  73.15%  47.08%  100.00%   79.97%       79.97%     34.56%       34.56%
>4.50 =<5.00         5.80%   662  78.35%  46.97%   98.57%   83.87%       26.32%     91.83%       90.91%
>5.00 =<5.50         6.30%   649  79.49%  46.14%   96.97%   88.40%       38.11%     82.84%       82.63%
>5.50 =<6.00         6.88%   639  84.59%  44.17%   95.56%   89.12%       46.94%     66.01%       62.84%
>6.00 =<6.50         7.38%   638  89.46%  43.02%   96.44%   88.98%       48.57%     52.83%       46.92%
>6.50 =<7.00         7.86%   635  92.91%  42.55%   99.01%   89.18%       46.64%     53.16%       29.94%
>7.00 =<7.50         8.24%   659  96.52%  42.60%   97.22%   95.31%       29.58%     60.13%       27.80%
>7.50 =<8.00         8.83%   659  96.87%  38.56%  100.00%  100.00%       16.05%     57.06%        0.00%
>8.00 =<8.50
>8.50 =<9.00
>9.00 =<9.50
>9.50 =<10.00
>10.00 =<10.50
>10.50 =<11.00
>11.50 =<12.00

                     ----    ---  -----   -----   -----     -----        -----      -----        -----
TOTAL                6.69%   647  83.03%  44.48%  97.22%    88.50%       42.88%     69.94%       63.17%
                     ====    ===  =====   =====   =====     =====        =====      =====        =====

                                  DEAL COVERAGE

Percentage of the deal based on FICO and LTV buckets.*

                                                              LOAN-TO-VALUE (LTV)
               ---------------------------------------------------------------------------------------------------------------------
                =<55     >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80   >80 =<85   >85 =<90    >90 =<95   >95 <100    =>100
               -------   --------   --------   --------   --------   --------   --------   --------    --------   --------   -------
FICO
NA             0.0000%    0.0000%    0.0000%    0.0000%    0.0000%    0.0000%    0.0000%    0.0000%     0.0000%    0.0000%   0.0000%
=<500          0.0000%    0.0000%    0.0000%    0.0000%    0.0000%    0.0000%    0.0000%    0.0000%     0.0000%    0.0000%   0.0000%
>500 =<550     0.1602%    0.0483%    0.1121%    0.1916%    0.3313%    0.8561%    0.8616%    0.0000%     0.0000%    0.0000%   0.0000%
>550 =<600     0.6542%    0.3977%    0.6119%    1.1493%    1.6213%    3.3816%    3.5319%    5.2337%     0.0773%    0.0000%   0.1143%
>600 =<625     0.1181%    0.1870%    0.2093%    0.1351%    0.5441%    7.5802%    1.0902%    2.3521%     2.2320%    0.0122%   1.3122%
>625 =<650     0.3169%    0.0789%    0.2947%    0.5124%    0.6599%    8.7961%    1.0953%    2.7496%     2.4757%    0.0269%   2.2579%
>650 =<675     0.0975%    0.0538%    0.2762%    0.1431%    0.8371%    8.4236%    0.8242%    2.5087%     1.4940%    0.0590%   1.5398%
>675 =<700     0.0421%    0.0827%    0.0278%    0.4720%    0.5590%    7.0318%    0.6150%    1.5353%     1.0965%    0.0508%   1.0243%
>700 =<725     0.0842%    0.1064%    0.0000%    0.1878%    0.4238%    5.0188%    0.3260%    0.9800%     0.4474%    0.0127%   0.9995%
>725 =<750     0.0055%    0.0000%    0.0399%    0.0139%    0.0290%    2.3245%    0.1660%    0.3370%     0.1933%    0.0000%   0.3903%
>750 <800      0.1216%    0.0155%    0.1289%    0.0440%    0.1263%    2.4366%    0.0701%    0.5626%     0.3791%    0.0000%   0.6174%
=>800          0.0000%    0.0000%    0.0000%    0.0437%    0.0000%    0.1096%    0.0000%    0.0163%     0.0462%    0.0000%   0.0308%

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF THE DEAL CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                                   MI COVERAGE

Percentage of MI coverage based on FICO and LTV buckets.*

                                                              LOAN-TO-VALUE (LTV)
               ---------------------------------------------------------------------------------------------------------------------
                =<55     >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80   >80 =<85   >85 =<90    >90 =<95   >95 <100    =>100
               -------   --------   --------   --------   --------   --------   --------   --------    --------   --------   -------
FICO
NA
=<500
>500 =<550
>550 =<600
>600 =<625
>625 =<650
>650 =<675
>675 =<700
>700 =<725
>725 =<750
>750 <800
=>800

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF MI CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS